Exploration and Evaluation Assets	12 Months Ended
Dec. 31, 2018
Exploration For And Evaluation Of Mineral Resources [Abstract]
Exploration and Evaluation Assets
EXPLORATION AND EVALUATION ASSETS

($ millions)	2018	2017
Exploration and evaluation assets at cost	2,325.0	2,305.1
Accumulated amortization	(1,852.4)	(1,670.2)
Net carrying amount	472.6	634.9

Reconciliation of movements during the year
Cost, beginning of year	2,305.1	2,080.7
Accumulated amortization, beginning of year	(1,670.2)	(1,582.6)
Net carrying amount, beginning of year	634.9	498.1

Net carrying amount, beginning of year	634.9	498.1
Acquisitions through business combinations, net	10.2	116.9
Additions	673.3	729.1
Dispositions	(7.5)	(12.9)
Transfers to property, plant and equipment	(705.9)	(541.4)
Amortization	(157.2)	(134.3)
Foreign exchange	24.8	(20.6)
Net carrying amount, end of year	472.6	634.9
Exploration and evaluation ("E&E") assets consist of the Company's undeveloped land and exploration projects which are pending the determination of technical feasibility. At December 31, 2018, $472.6 million remained in E&E assets after $705.9 million was transferred to property, plant and equipment ("PP&E") following the determination of technical feasibility during the year ended December 31, 2018 (year ended December 31, 2017 - $634.9 million and $541.4 million, respectively).
Impairment test of exploration and evaluation assets
For the year ended December 31, 2018, the decrease in the value of the Company's market capitalization as compared to shareholders' equity was an indicator of impairment. As a result, impairment testing was required and the Company prepared estimates of future cash flows and fair market values of undeveloped land to determine the recoverable amount of the respective assets. As a result of these tests, the Company concluded that the estimated recoverable amounts exceeded the carrying amounts and no impairments were recorded.